May 8, 2015

PRESS RELEASE

Century Casinos, Inc. Announces First Quarter 2015 Results

Colorado Springs, Colorado – May 8, 2015 – Century Casinos, Inc. (NASDAQ Capital Market®: CNTY) today announced its financial results for the three months ended March 31, 2015.

First Quarter 2015 Highlights*

•	Net operating revenue was $30.4 million, a 4% increase from the three months ended March 31, 2014.
•	Adjusted EBITDA** was $4.8 million, a 72% increase from the three months ended March 31, 2014.
•	Net earnings attributable to Century Casinos, Inc. shareholders were $1.8 million, a 262% increase from the three months ended March 31, 2014.
•	Earnings per share were $0.08.
•	Book value per share*** at March 31, 2015 was $4.73.

In January 2015, the Company, through one of its subsidiaries, and Rocky Mountain Turf Club (“RMTC”) formed Century Bets! Inc. (“CBS”) to operate the pari-mutuel off-track horse betting network in Southern Alberta, Canada.  CBS is owned 75% by the Company and 25% by RMTC. CBS began operating the pari-mutuel network on May 4, 2015.

In March 2015, the Company converted CAD 11 million of a loan it made to United Horsemen of Alberta Inc. dba Century Downs Racetrack and Casino (“CDR”) into an additional 60% ownership interest in CDR.  The Company now owns 75% of CDR.  CDR’s casino opened on April 1, 2015, and the racing season began on April 25, 2015.

Also in March 2015, the Company agreed to terminate its concession agreements with Oceania Cruises and Regent Seven Seas Cruises, indirect subsidiaries of Norwegian Cruise Line Holdings Ltd., effective June 1, 2015. As consideration for early termination of the concession agreements, the Company will receive $4.0 million. In addition the Company entered into a two-year consulting agreement, effective June 1, 2015, under which it will provide limited consulting services to Oceania Cruises and Regent Seven Seas Cruises in return for a $2.0 million consulting fee that is payable in eight quarterly installments. The Company currently operates eight ship-based casinos onboard Oceania Cruises and Regent Seven Seas Cruises vessels.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. The Company has amended its definition of Adjusted EBITDA to include one-time acquisition costs. Prior year numbers have been updated for comparability. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Amounts in thousands, except per share data	For the Three Months Ended March 31,
Consolidated Results:	2015	2014	% Change
Net operating revenue	$30,405	$29,110	4%
Earnings from operations	2,100	983	114%
Net earnings attributable to Century Casinos, Inc. shareholders	1,845	510	262%

Adjusted EBITDA**	$4,766	$2,770	72%

Earnings per share:
Basic	$0.08	$0.02	300%
Diluted	$0.08	$0.02	300%
Weighted average common shares:
Basic	24,381	24,380
Diluted	24,420	24,384

“We are delighted with the results of the first quarter. Strong Adjusted EBITDA growth at all our major properties and a record Adjusted EBITDA margin in Edmonton of 41% attest to the success of our programs to increase efficiencies and better streamline our operational structures,” Erwin Haitzmann and Peter Hoetzinger, Co Chief Executive Officers of Century Casinos, said. “Century Downs Racetrack and Casino opened in Calgary in April and is off to a great start. We are excited about the potential of this property to add scale to our portfolio and generate attractive returns on invested capital for our shareholders,” they continued.

Three Months Ended March 31, 2015 Results*

The table below shows the Company’s operating segments that are included in each of the Company’s reportable segments:

Reportable Segment	Operating Segment
Canada	Century Casino & Hotel - Edmonton
Canada	Century Casino Calgary
Canada	Century Downs Racetrack and Casino
Canada	Century Bets!
United States	Century Casino & Hotel – Central City
United States	Century Casino & Hotel – Cripple Creek
Poland	Casinos Poland
Corporate and Other	Cruise Ships & Other
Corporate and Other	Corporate Other

Net operating revenue increased by $1.3 million, or 4%, for the three months ended March 31, 2015 compared to the three months ended March 31, 2014.  Following is a summary of the changes in net operating revenue by segment for the three months ended March 31, 2015 compared to the three months ended March 31, 2014:

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. The Company has amended its definition of Adjusted EBITDA to include one-time acquisition costs. Prior year numbers have been updated for comparability. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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	Net Operating Revenue
	For the Three Months
	Ended March 31,
	2015/2014
Amounts in millions	Change	% Change
Canada	$(0.1)	(1%)
United States	0.3	5%
Poland	1.1	9%
Corporate and Other	0.0	(2%)
Total	$1.3	4%

Earnings from operations increased by $1.1 million, or 114%, for the three months ended March 31, 2015 compared to the three months ended March 31, 2014.   Following is a summary of changes in earnings from operations by segment for the three months ended March 31, 2015 compared to the three months ended March 31, 2014:

	Earnings from Operations
	For the Three Months
	Ended March 31,
	2015/2014
Amounts in millions	Change	% Change
Canada	$0.1	6%
United States	0.5	145%
Poland	1.1	4215%
Corporate and Other	(0.6)	(40%)
Total	$1.1	114%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. The Company has amended its definition of Adjusted EBITDA to include one-time acquisition costs. Prior year numbers have been updated for comparability. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Net earnings attributable to Century Casinos, Inc. shareholders increased by $1.3 million, or 262%, for the three months ended March 31, 2015 compared to the three months ended March 31, 2014.  Following is a summary of the changes in net earnings (loss) by segment for the three months ended March 31, 2015 compared to the three months ended March 31, 2014:

	Net Earnings Attributable to Century Casinos, Inc. Shareholders
	For the Three Months
	Ended March 31,
	2015/2014
Amounts in millions	Change	% Change
Canada	$0.7	45%
United States	0.3	127%
Poland	0.7	2341%
Corporate and Other	(0.3)	(28%)
Total	$1.3	262%

Items deducted from or added to earnings from operations to arrive at net earnings include interest income, interest expense, gains on foreign currency transactions, income tax expense and non-controlling interests.

Segment Results (in thousands)*

The following are segment results for net operating revenue and Adjusted EBITDA**.

	Net Operating Revenue			Adjusted EBITDA**
	For the Three Months			For the Three Months
	Ended March 31,			Ended March 31,
	2015	2014	% Change	2015	2014	% Change
Canada	$8,445	$8,563	(1%)	$3,014	$2,452	23%
United States	6,793	6,462	5%	1,479	879	68%
Poland	13,534	12,413	9%	1,854	778	138%
Corporate and Other	1,633	1,672	(2%)	(1,581)	(1,339)	(18%)
Consolidated	$30,405	$29,110	4%	$4,766	$2,770	72%

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. The Company has amended its definition of Adjusted EBITDA to include one-time acquisition costs. Prior year numbers have been updated for comparability. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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Balance Sheet and Liquidity

As of March 31, 2015, the Company had $25.9 million in cash and cash equivalents and $41.7 million in outstanding debt on its balance sheet compared to $24.7 million in cash and cash equivalents and $38.3 million in outstanding debt at December 31, 2014.  The $41.7 million in outstanding debt as of March 31, 2015 includes $5.5 million related to Casinos Poland, Ltd.,  $15.4 million related to a long-term land lease by CDR and $20.8 million related to the Company’s Bank of Montreal credit agreement.

Conference Call Information

Today the Company will post a copy of its quarterly report on Form 10-Q filed with the SEC for the quarter ended March 31, 2015 on its website at http://corporate.cnty.com/investor-relations/sec-filings. The Company will also post a presentation on the first quarter results on its website at http://corporate.cnty.com/investor-relations/presentations-and-interviews.

Century Casinos will host its first quarter 2015 earnings conference call today at 8:00 am MDT; 4:00 pm CEST, respectively. U.S. domestic participants should dial 1-844-244-9160. For all international participants, please use 330-931-4670 to dial-in. Participants may listen to the call live at https://centurycasinos.adobeconnect.com/earningsrelease or obtain a recording of the call on the Company’s website until May 31, 2015 at http://corporate.cnty.com/investor-relations/sec-filings.

*Amounts presented are rounded.  As such, rounding differences could occur in period over period changes and percentages reported.

**Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. The Company has amended its definition of Adjusted EBITDA to include one-time acquisition costs. Prior year numbers have been updated for comparability. See discussion and reconciliation of Non-GAAP financial measures in Supplemental Information below.

*** The Company defines book value per share as total Century Casinos shareholders’ equity divided by outstanding common shares.

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(continued)

CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Statements of Earnings

	For the Three Months Ended March 31,
Amounts in thousands, except for per share information	2015	2014
Operating revenue:
Net operating revenue	$30,405	$29,110
Operating costs and expenses:
Total operating costs and expenses	28,305	28,127
Earnings from operations	2,100	983
Non-operating income (expense):
Interest income	14	13
Interest expense	(678)	(685)
Gains on foreign currency transactions and other	495	130
Non-operating (expense), net	(169)	(542)
Earnings before income taxes	1,931	441
Income tax provision	434	215
Net earnings	1,497	226
Net loss attributable to non-controlling interest	348	284
Net earnings attributable to Century Casinos, Inc. shareholders	$1,845	$510

Earnings per share attributable to Century Casinos, Inc.:
Basic	$0.08	$0.02
Diluted	$0.08	$0.02

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CENTURY CASINOS, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION – US GAAP BASIS

Century Casinos, Inc.
Condensed Consolidated Balance Sheets
(Amounts in thousands)
	March 31,	December 31,
	2015	2014
Assets
Current assets	$29,962	$30,163
Property and equipment, net	131,843	134,627
Other assets	21,810	22,677
Total assets	$183,615	$187,467

Liabilities and Equity
Current liabilities	$25,680	$28,128
Non-current liabilities	38,818	36,913
Century Casinos, Inc. shareholders' equity	115,259	118,428
Non-controlling interest	3,858	3,998
Total liabilities and equity	$183,615	$187,467

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Adjusted EBITDA Margins ** by Segment (unaudited)

	For the Three Months
	Ended March 31,
	2015	2014
Canada	36%	29%
United States	22%	14%
Poland	14%	6%
Corporate and Other	(97%)	(80%)
Consolidated Adjusted EBITDA Margin	16%	10%

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the three months ended March 31, 2015

Amounts in thousands

	Three Months Ended March 31, 2015
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$2,138	$476	$781	$(1,550)	$1,845
Interest expense (income), net	632	0	35	(3)	664
Income taxes (benefit)	348	369	248	(531)	434
Depreciation and amortization	418	634	610	149	1,811
Non-controlling interest	(739)	0	391	0	(348)
Non-cash stock-based compensation	0	0	0	388	388
Foreign currency (gains) losses	(164)	0	(333)	2	(495)
Loss on disposition of fixed assets	0	0	122	0	122
Acquisition costs	36	0	0	(36)	0
Preopening expenses	345	0	0	0	345
Other one-time (income) expense items	0	0	0	0	0
Adjusted EBITDA*	$3,014	$1,479	$1,854	$(1,581)	$4,766

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

Century Casinos, Inc.

Reconciliation of Adjusted EBITDA * to Net Earnings (Loss) by Segment

For the three months ended March 31, 2014

Amounts in thousands

	Three Months Ended March 31, 2014
	Canada	United States	Poland	Corporate and Other	Total
Net earnings (loss)	$1,478	$210	$32	$(1,210)	$510
Interest expense (income), net	589	0	94	(11)	672
Income taxes (benefit)	380	135	(19)	(281)	215
Depreciation and amortization	456	534	693	127	1,810
Non-controlling interest	(300)	0	16	0	(284)
Non-cash stock-based compensation	0	0	0	21	21
Foreign currency (gains) losses	(48)	0	(97)	15	(130)
Loss on disposition of fixed assets	0	0	59	0	59
Acquisition costs	0	0	0	0	0
Preopening expenses	0	0	0	0	0
Other one-time (income) expense items	(103)	0	0	0	(103)
Adjusted EBITDA*	$2,452	$879	$778	$(1,339)	$2,770

*  The Company defines Adjusted EBITDA as net earnings (loss) before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interest, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, realized foreign currency (gains) losses, (gain) on business combination and certain other one-time items. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under accounting principles generally accepted in the United States of America (“US GAAP”). Adjusted EBITDA is not considered a measure of performance recognized under US GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) above.

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

**  The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.

About Century Casinos, Inc.:

Century Casinos, Inc. is an international casino entertainment company that operates 31 casinos worldwide. The Company owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. Through its Austrian subsidiary, Century Casinos Europe GmbH (“CCE”), the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland. The Company, through CCE, also owns a 75% ownership interest in Century Downs Racetrack and Casino in the north metropolitan area of Calgary, Alberta, Canada that began operations in April 2015. The Company operates casinos aboard 15  luxury cruise vessels (Regatta, Nautica, Insignia, Marina, Riviera, Mein Schiff 1, Mein Schiff 2, Mein Schiff 3, Wind Surf, Wind Star, Wind Spirit, Star Pride, Seven Seas Voyager, Seven Seas Mariner, and Seven Seas Navigator) and the casino on the cruise ferry Nova Star.  The concession agreements for the casinos onboard Oceania Cruises ships (Regatta, Nautica, Insignia, Marina and Riviera) and Regent Seven Seas Cruises ships (Seven Seas Voyager, Seven Seas Mariner and Seven Seas Navigator) will end effective June 1, 2015. The Company manages the operations of the casino at the Radisson Aruba Resort, Casino & Spa in Aruba, Caribbean. The Company, through CCE, also owns a 7.5% interest in, and provides consulting services to, Mendoza Central Entretenimientos S.A., a company that provides gaming-related services to Mendoza Casino in Mendoza, Argentina.  The Company, through CCE, also owns a 75% ownership interest in CBS, which began operating the pari-mutuel off-track horse betting network in Southern Alberta, Canada on  May 4, 2015. The Company continues to pursue other international projects in various stages of development.

For more information about Century Casinos, visit our website at www.centurycasinos.com. Century Casinos’ common stock trades on The NASDAQ Capital Market® under the symbol CNTY.

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CENTURY CASINOS, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

This release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the management of Century Casinos based on information currently available to management. Such forward-looking statements include, but are not limited to, statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for the Century Downs Racetrack and Casino project and other projects, debt repayment, investments in joint ventures, outcomes of legal proceedings and plans for our casinos and our Company. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014. Century Casinos disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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